Digi Reports Fiscal 2003 Third Quarter Results - Page 9

EXHIBIT 10.2

                                    DEBENTURE

TNCI UK LTD. (company no. 3780682) (the "Company") whose registered office is at Pacific House, Stanier Way, Wyvern Business Park, Derby, Derbyshire DE21 6BF will, on demand in writing to the Company, pay or discharge to IRWIN LEE GROSS (the "Lender") whose address is Presidential Place, 800 South Ocean Boulevard, Apartment L1, Boca Raton, Florida 33432 all monies and liabilities which shall for the time being (and whether on or at any time after such demand) be due owing or incurred to the Lender by the Company whether actually or contingently and whether solely or jointly with any other person and whether as principal or surety and including interest discount commission or other lawful charges and expenses which the Lender may charge in respect of any of the matters aforesaid and so that interest shall be computed and compounded as well after as before any demand made or judgment obtained hereunder.

1. A demand for payment or any other demand or notice under this Debenture may be made or given by the Lender by letter signed by the Lender or any person authorised by the Lender addressed to the Company and sent by fax to or left at the registered office of the Company or its last known place of business or served on any administrator or (if the Company is not in administration) director of the Company. A demand or notice which is personally delivered or sent by fax transmission will be deemed to have been duly given at the time of delivery or at the time of conclusion of the despatch if during normal business hours or, if not, at the commencement of the next business day.

2. The Company with full title guarantee hereby charges with the payment or discharge of all monies and liabilities hereby covenanted to be paid or discharged by the Company:

      2.1 by way of legal mortgage all freehold and leasehold property of the Company now vested in it (whether or not registered at H M Land Registry) together with all buildings fixtures (including trade fixtures) and fixed plant and machinery from time to time thereon;

      2.2 by way of fixed charge all future freehold and leasehold property of the Company together with all buildings fixtures (including trade fixtures) and fixed plant and machinery from time to time thereon and all the goodwill and uncalled capital for the time being of the Company;

      2.3 by way of fixed charge all book debts and other debts now and from time to time due or owing to the Company;

      2.4 by way of fixed charge all plant, machinery, vehicles, computers and office and other equipment and the benefit of all contracts and warranties relating to the same and all stocks shares bonds and securities of any kind held by the Company;

      2.5 by way of fixed charge all monies from time to time payable to the Company under or pursuant to any policies of insurance;

      2.6 by way of fixed charge all intellectual property rights (including, without limitation, all trade marks trade names and brand names and all licences to use the same), choses in action and claims now and in the future belonging to the Company; and

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      2.7   by way of a floating charge all the undertaking and assets of the
            Company whatsoever and wheresoever both present and future but so that the Company is not to be at liberty without the prior written consent of the Lender to create any mortgage or charge upon and so that no lien shall in any case or in any manner arise on or affect any part of such undertaking or assets either in priority to or pari passu with the charge hereby created and further that the Company shall have no power without the consent of the Lender to part with or dispose of any part of such undertaking or assets except by way of sale in the ordinary course of its business.

3. The Lender hereby acknowledges that the Company is in administration and that:

      3.1 the expenses of the administration (as defined in rule 2.67(1) of the Insolvency Rules 1986 will be payable in priority to payment of sums due under this Debenture; and

      3.2 neither the Company's administrators nor either of them nor their firm nor their staff employees agents or advisors shall incur any personal liability under this Debenture or under or in relation to any associated arrangements whether such liability would arise under statute or otherwise howsoever.

4. This security shall be a continuing security to the Lender and shall be without prejudice and in addition to any other security whether by way of mortgage equitable charge or otherwise howsoever which the Lender may now or any time hereafter hold on the property of the Company or any part thereof for or in respect of the monies hereby secured or any of them or any part thereof respectively.

5. During the continuance of this security the Company shall insure and keep insured with a reputable insurance office such of its property as is insurable against loss or damage by fire and such other risks as are normally insured against by prudent companies carrying on similar businesses to the full replacement value thereof and shall maintain such other insurances as are normally maintained by prudent companies carrying on similar businesses and will duly pay all premiums and other monies necessary for effecting and keeping up such insurances within one week of the same becoming due and will on demand produce to the Lender the policies of such insurance and the receipts for such payments and if default shall at any time be made by the Company in effecting or keeping up such insurance as aforesaid or in producing any such policy or receipt to the Lender on demand the Lender may take out or renew such insurances in any sum which the Lender may think expedient and all monies expended by the Lender under this provision shall be deemed to be properly paid by the Lender.

6. Paragraph 14(2) of Schedule B1 of the Insolvency Act 1986 shall apply to the floating charge under this Debenture if the Company is not already in administration.

7. At any time after the Lender has demanded payment of any monies hereby secured or if a petition is presented to the court for the making of an administration order in respect of the Company or if notice of intention to appoint an administrator is given or if so requested by the Company the Lender may, if one of the exceptions contained in sections 72B to 72G inclusive of the Insolvency Act 1986 applies, appoint by writing any person or persons to be an administrative receiver or a receiver and manager or administrative receivers or receivers and managers (the "Receiver" which expression shall where the context so admits include the plural and any substituted Receiver) of all or any part of the property hereby charged. The Lender may appoint by writing any person or persons to be an administrator or administrators under Schedule B1 of the Insolvency Act.

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8.    Where two or more persons are appointed to be the Receiver any act required or authorised under any enactment or this Debenture (including the power of attorney in clause 7 hereof) or otherwise to be done by the Receiver may be done by any one or more of them unless the Lender shall in such appointment specify to the contrary.

9. The Lender may from time to time determine the remuneration of the Receiver and may remove the Receiver and appoint another in his place.

10. The Receiver shall be the agent of the Company (which subject to the provisions of the Insolvency Act 1986 shall alone be personally liable for his acts defaults and remuneration) and shall have and be entitled to exercise all powers conferred by the Law of Property Act 1925 in the same way as if the Receiver had been duly appointed thereunder and all powers conferred by the Insolvency Act 1986 and in particular by way of addition to but without hereby limiting any general powers hereinbefore referred to (and without prejudice to the Lender's power of sale) the Receiver shall have power to do all those things listed in Schedule 1 of the Insolvency Act 1986 including (without limitation) the following things namely:

      10.1 to take possession of collect and get in all or any part of the property hereby charged and for that purpose to take any proceedings in the name of the Company or otherwise as he shall think fit;

      10.2 to carry on or concur in carrying on the business of the Company and to raise money from the Lender or others on the security of any property hereby charged;

      10.3 to sell or concur in selling, to let or concur in letting and to terminate or to accept surrenders of leases or tenancies of any of the property (real or otherwise) hereby charged in such manner and generally on such terms and conditions as he shall think fit and to carry any such transactions into effect in the name of and on behalf of the Company;

      10.4 to make any arrangement or compromise which the Lender or he shall think fit;

      10.5  to make and effect all repairs improvements and insurances;

      10.6 to appoint managers officers and agents for the aforesaid purposes at such salaries as he may determine;

      10.7 to call up all or any portion of the uncalled capital of the Company;

      10.8 to do all such other acts and things as may be considered to be incidental or conducive to any of the matters or powers aforesaid and which he lawfully may or can do.

11. The Company hereby irrevocably appoints the Lender and the Receiver jointly and also severally the attorney and attorneys of the Company for the Company and in its name and on its behalf and as its act and deed or otherwise to seal and deliver and otherwise perfect any deed assurance agreement instrument or act which may be required or may be deemed proper for any of the purposes aforesaid and the Company hereby declares that as and when the security hereby created shall become enforceable the Company will hold all the property hereby charged (subject to the Company's right of redemption) upon trust to convey assign or otherwise deal with the same in such manner and to such person as the Lender shall direct and declares that it shall be lawful for the Lender by an instrument to appoint a new trustee or new trustees of the said property and in particular at any time or times to appoint a new trustee or new trustees thereof in place of the Company as if the Company desired to be discharged from the trust or in place of any trustee or trustees appointed under this power as if he or they were dead.

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12.   Any monies received under the powers hereby conferred shall subject to the repayment of any claims having priority to this Debenture, including (if applicable but without limitation) expenses of the administration (as defined in Rule 2.67(1) of the Insolvency Rules 1986) of the Company, be paid or applied in the following order of priority:

      12.1 in satisfaction of all costs charges and expenses properly incurred and payments properly made by the Lender or the Receiver and of the remuneration of the Receiver;

      12.2 in or towards satisfaction of the monies outstanding and secured by this Debenture;

      12.3 as to the surplus (if any) to the person or persons entitled thereto.

13. During the continuance of this security no statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the freehold or leasehold property hereby charged or any part thereof shall be capable of being exercised by the Company without the previous consent in writing of the Lender nor shall section 93 of the Law of Property Act 1925 dealing with the consolidation of mortgages apply to this security.

14. Section 103 of the Law of Property Act 1925 shall not apply to this security but the statutory power of sale shall as between the Lender and a purchaser from the Lender arise on and be exercisable at any time after the execution of this security provided that the Lender shall not exercise the said power of sale until payment of the monies hereby secured has been demanded or the Receiver has been appointed but this proviso shall not affect a purchaser or put him upon inquiry whether such demand or appointment has been made.

15. All costs charges and expenses incurred hereunder by the Lender and all other monies paid by the Lender or by the Receiver in perfecting or otherwise in connection with this security or in respect of the property hereby charged including (without prejudice to the generality of the foregoing) all monies expended by the Lender under clause 5 hereof and all costs of the Lender or of the Receiver of all proceedings for the enforcement of the security hereby constituted or for obtaining payment of the monies hereby secured or arising out of or in connection with the acts authorised by clause 6 hereof (and so that any taxation of the Lender's costs charges and expenses shall be on a full indemnity basis) shall be recoverable from the Company as a debt and may be debited to any account of the Company and shall bear interest accordingly and shall be charged on the property charged hereby and the charge hereby conferred shall be in addition and without prejudice to any and every other remedy lien or security which the Lender may or but for the said charge would have for the monies hereby secured or any part thereof.

16. In this Debenture where the context so admits the expression "the Lender" shall include persons deriving title under the Lender and any reference herein to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

IN WITNESS whereof the Company has executed this Deed this 22ndday of February 2005

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EXECUTED and DELIVERED                       )
as a deed by Allan Watson Graham             )
one of the joint administrators              )
for and on behalf of                         )
TNCi UK LTD.                                 )
in the presence of:                          )


SIGNED by                                    )
                                                        IRWIN LEE GROSS        )
in the presence of:                          )